UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 18, 2008
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue, P.O. Box 591
Milwaukee, Wisconsin	53201-0591

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 414-524-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 18, 2008, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s results of operations for the three months ended December 31, 2007. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated January 18, 2008 reporting the results of operations for the three months ended December 31, 2007 issued by the registrant on January 18, 2008.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal year 2008 first quarter quarterly update conference call issued by the registrant on January 18, 2008.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

99.1	Press release issued by Johnson Controls, Inc., dated January 18, 2008.

99.2	Slide presentation for the fiscal year 2008 first quarter quarterly update conference call issued by Johnson Controls, Inc., dated January 18, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
January 22, 2008	By:	/s/ Susan M. Kreh
		Name:	Susan M. Kreh
		Title:	Vice President and Corporate Controller